================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2006

                                ELECTROGLAS, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

            Delaware                     0-21626               77-0336101
 ----------------------------          ------------        -------------------
 (State or Other Jurisdiction          (Commission           (IRS Employer
       of Incorporation)               File Number)        Identification No.)

                     5729 Fontanoso Way, San Jose, CA 95138
                    ----------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (408) 528-3000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(D)  ELECTION OF DIRECTORS.

On January 31, 2006, Electroglas, Inc. (the "Company") announced the election of Fusen E. Chen, Ph. D. to the Company's board of directors. Dr. Chen was elected, effective as of January 30, 2006, as a Class III director with a term to expire at the annual meeting of stockholders in 2008. Following his election, Dr. Chen is expected to serve on the Nominating and Corporate Governance Committee of the Company's Board of Directors. A press release announcing Dr. Chen's election is furnished with this report as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(D)  EXHIBITS.

Exhibit No.  Description
-----------  ----------------------------------------------------------------
   99.1 Press release dated January 31, 2006 announcing the election of Fusen E. Chen, Ph. D. to Electroglas, Inc.'s Board of Directors. This press release is furnished, but not filed, with the accompanying Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ELECTROGLAS, INC.

Date: January 31, 2006                              By: /s/ Keith L. Barnes
                                                        ------------------------
                                                        Keith L. Barnes
                                                        Chairman and
                                                        Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  ----------------------------------------------------------------
99.1 Press release dated January 31, 2006 announcing the election of Fusen E. Chen, Ph. D. to Electroglas, Inc.'s Board of Directors. This press release is furnished, but not filed, with the accompanying Form 8-K.